UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 11, 2005

                           Applied DNA Sciences, Inc.
             (Exact name of registrant as specified in its charter)



          Nevada                       002-90539               59-2262718
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


             9229 Sunset Boulevard, Suite 83, Los Angeles, CA 90069
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (310) 860-1362

                                   Copies to:
                              Andrea Cataneo, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement.

     On April 11, 2005, Giuliani Partners and Applied DNA Sciences, Inc. have agreed together that it is in our mutual interest at this time to conclude the Engagement Agreement of August 6, 2004.



Item 9.01 Financial Statements and Exhibits.

(a)       Financial statements of business acquired.

          Not applicable.

(b)       Pro forma financial information.

          Not applicable.

(c)       Exhibits.

Exhibit Number     Description
------------------ -------------------------------------------------------------
10.1               Termination Agreement


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Applied DNA Sciences, Inc.


                                       /S/ Peter Brocklesby
Date:  April 20, 2005                  ---------------------
                                       Peter Brocklesby
                                       President


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